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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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New Horizons Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 8, 2008

To Our Stockholders:

        The annual meeting of stockholders of New Horizons Worldwide, Inc. ("New Horizons" or the "Company") will be held at One West Elm Street, Suite 125, Conshohocken, Pennsylvania 19428 on May 8, 2008, beginning at 8:30 a.m. local time. At the annual meeting, you will be asked to act on the following matters:

        (1)   Approval of an amendment to our Restated Certificate of Incorporation to eliminate Article IX, which prohibits the Company from entering into transactions with certain large stockholders without the approval of stockholders holding at least two-thirds of the voting power of the outstanding shares and at least 51% of the votes of all of the shares entitled to vote that are not owned by a Related Person (as defined in the Restated Certificate of Incorporation) or an affiliate or associate of a Related Person;

        (2)   Election of nine directors, four of whom shall be elected by the stockholders generally, three of whom shall be elected by the holders of our Series B Convertible Preferred Stock and two of whom shall be elected by the holders of our Series C Convertible Preferred Stock; and

        (3)   Any other matters that properly come before the annual meeting.

        All holders of record of shares of New Horizons Worldwide's common stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock at the close of business on April 4, 2008 are entitled to vote at the annual meeting or any postponements or adjournments of the meeting.

        YOUR VOTE IS IMPORTANT. PLEASE READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY CARD AND THEN VOTE EITHER BY MAIL BY COMPLETING THE PROXY CARD AND RETURNING IT OR BY TELEPHONE BY FOLLOWING THE VOTING INSTRUCTIONS PRINTED ON THE PROXY CARD SENT TO YOU.

                      BY ORDER OF THE BOARD OF DIRECTORS,

                      Gregory E. Marsella
                      Secretary
                      April 1, 2008
                      Anaheim, California

1900 S. STATE COLLEGE BLVD., SUITE 650

ANAHEIM, CALIFORNIA 92806

PROXY STATEMENT

        This proxy statement contains information related to the annual meeting of stockholders (the "Annual Meeting") of New Horizons Worldwide, Inc. ("New Horizons Worldwide" or the "Company") to be held on May 8, 2008, beginning at 8:30 a.m. local time, at One West Elm Street, Suite 125, Conshohocken, Pennsylvania 19428 and any postponements or adjournments thereof. New Horizons Worldwide first mailed these proxy materials to stockholders on or about April 4, 2008.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters listed in the Notice of Annual Meeting and any other matters that properly come before the meeting. In addition, the management team will report on the recent performance of New Horizons Worldwide and respond to questions from stockholders.

Who can vote at the Annual Meeting?

        All stockholders of record at the close of business on April 4, 2008, or the "record date," are entitled to vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting.

What are the voting rights of the holders of our outstanding common stock and preferred stock?

        Holders of our common stock will vote on all matters to be acted upon at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

        Holders of our two outstanding series of preferred stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock, are entitled to vote together with the common stock, as a single class, on each matter submitted to stockholders. Holders of shares of the Series B and Series C Preferred Stock are entitled to a number of votes equal to the number of full shares of common stock into which such preferred shares are convertible, as of the record date.

        With respect to the election of nine directors, four directors shall be elected by the stockholders generally, three shall be elected by the holders of our Series B Convertible Preferred Stock and two shall be elected by the holders of our Series C Convertible Preferred Stock.

Who can attend the Annual Meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the Annual Meeting.

How do I vote?

        You may attend the Annual Meeting and vote in person. Alternatively, you may vote your shares by proxy by mail, electronically or by telephone. To vote by mail, simply mark, sign and date your proxy card and return it in the postage-paid envelope provided for receipt by us prior to May 8, 2008 (proxy cards received after 11:59 p.m., May 7, 2008 will not be counted). The enclosed proxy card contains instructions for electronic and telephonic voting, which is available to stockholders 24 hours a day, seven days a week until 10:00 a.m., Eastern time, on May 7, 2008.

        Please note that if your shares are held in "street name," you must check the proxy card or contact your broker or nominee to determine if you will be able to vote electronically or by telephone. If you want to vote in person at the Annual Meeting and you hold New Horizons Worldwide common stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Annual Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the record date.

        Please also note that by casting your vote by proxy in any of the ways listed above, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Is my vote confidential?

        Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of New Horizons Worldwide and its stockholders.

What if I do not indicate my preference on the proxy card?

        If you return a proxy card but do not indicate how you would like your shares to be voted with respect to a particular proposal, your shares will be voted FOR the election of those nominees included in the nominated slate of directors for whom you are entitled to vote. As to other matters as may properly come before the meeting (or any adjournments or postponements thereof), the proxy holders will vote as recommended by the Company's Board of Directors (the "Board of Directors"). If no such recommendation is made, the proxy holders will be authorized to vote upon such matters in their own discretion.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of New Horizons Worldwide either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

What constitutes a quorum?

        As of the record date, New Horizons Worldwide had 11,605,269 shares of its common stock outstanding, and the Series B and Series C Preferred Stock were convertible into an aggregate of 9,587,212 shares of common stock. This equals an aggregate of 21,192,481 votes that are entitled to be cast at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all stockholders are entitled to cast as of the record date, or 10,596,241 votes, will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of a quorum.

What are the recommendations of the Board of Directors?

        Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote:

  •
  FOR approval of an amendment to our Restated Certificate of Incorporation to eliminate Article IX, which prohibits the Company from entering into transactions with certain large stockholders without the approval of stockholders holding at least two-thirds of the voting power of the outstanding shares and at least 51% of the votes of all of the shares entitled to vote that are not owned by a Related Person (as defined in the Restated Certificate of Incorporation) or an affiliate or associate of a Related Person; and

  •
  FOR the election of the nominated slate of directors.

        The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Annual Meeting. If the Board of Directors gives no recommendation on any such matter, the proxy holders will vote in their own discretion.

What vote is required to approve each proposal?

Proposal to amend our Restated Certificate of Incorporation to eliminate Article IX

        Our Restated Certificate of Incorporation provides that there will be no amendment to the Restated Certificate of Incorporation that would amend, alter, repeal or change the effect of Articles IX of the Restated Certificate of Incorporation without the affirmative vote of at least 66 and 2/3% of all of the shares entitled to vote on these matters, and provides further that any such approval must receive at least 51% of the votes of all of the shares entitled to vote and that are NOT owned by a Related Person or an affiliate or associate of a Related Person. A "Related Person" is defined by our Restated Certificate of Incorporation to mean any individual, corporation, partnership or other person or entity which, together with its "affiliates" and "associates," "beneficially" owns (as those terms are defined in the Securities Exchange Act of 1934 and in the rules thereunder), in the aggregate, 15% or more of the outstanding shares entitled to vote in the election of directors, and any "affiliate" or "associate" of any such individual, corporation, partnership or other person or entity.

Election of Directors

        The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Thus, within each grouping of directors (i.e., four to be elected by the stockholders generally, three to be elected by the holders of our Series B Convertible Preferred Stock and two to be elected by the holders of our Series C Convertible Preferred Stock) the four, three and two candidates, respectively, with the most affirmative votes will be elected at the Annual Meeting.

How are abstentions counted?

        A properly executed proxy marked "ABSTAIN" with respect to any such matter will be counted for purposes of determining whether there is a quorum. However, under Delaware law, a proxy marked "ABSTAIN" is not considered a vote cast.

        Accordingly, an abstention will have the effect of:

        a vote against the proposal to eliminate Article IX of our Restated Certificate of Incorporation; and

        no effect on the proposal regarding the election of directors.

What is a "broker non-vote"?

        Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on "routine matters," such as director elections and ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter document and adoptions of equity incentive plans.

How are broker non-votes counted?

        Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares entitled to vote on a specific proposal. A broker non-vote will not affect the outcome of any proposal in this proxy statement.

        Accordingly, a broker non-vote will have the effect of:

        a vote against the proposal to eliminate Article IX of our Restated Certificate of Incorporation; and

        no effect on the proposal regarding the election of directors.

Who conducts the proxy solicitation and how much will it cost?

        New Horizons Worldwide is soliciting the proxies and will bear the cost of the solicitation. New Horizons Worldwide may ask its officers and other employees, without compensation other than their regular compensation, to solicit proxies by further mailing or personal conversations, or by telephone, facsimile, Internet or other means of electronic transmission. New Horizons Worldwide will also, if asked, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our capital stock.

PROPOSAL NO. 1—APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE ARTICLE IX, WHICH PROHIBITS THE COMPANY FROM ENTERING INTO TRANSACTIONS WITH CERTAIN LARGE STOCKHOLDERS WITHOUT THE APPROVAL OF STOCKHOLDERS HOLDING AT LEAST TWO-THIRDS OF THE VOTING POWER OF THE OUTSTANDING SHARES

Overview

        Article IX of the Restated Certificate of Incorporation provides that the affirmative vote of at least 66 and 2/3% of the voting power of all shares entitled to vote, voting together as a single class, and at least 51% of the votes of all of the shares entitled to vote that are not owned by a Related Person or an affiliate or associate of a Related Person, is required to approve certain transactions (defined as "Business Combination Transactions") with a "Related Person" unless (1) the Business Combination is approved by a majority of the "Continuing Directors;" or (2) certain "fair price" requirements are met. The Restated Certificate of Incorporation defines a Related Person generally as any individual, corporation, partnership or other person or entity which, together with its "affiliates" and "associates," "beneficially" owns (as those terms are defined in the Securities Exchange Act of 1934 and in the rules thereunder), in the aggregate, 15% or more of the outstanding shares entitled to vote in the election of directors, and any "affiliate" or "associate" of any such individual, corporation, partnership or other person or entity. A Continuing Director is defined generally as a director who was a member of the Board prior to the time the Related Person involved in any Business Combination became a Related Person.

        Fair price provisions are designed to help boards defend against coercive two-tiered tender offers. In this type of takeover, a potential acquirer will offer one price for the shares needed to gain control of a target company and then offer a lower price or other less favorable consideration for the remaining shares, thereby creating pressure for stockholders to tender their shares for the tender offer price, regardless of its value. Standard fair price provisions require that, absent board or stockholder approval, the potential acquirer must pay a "fair price" for all shares as determined under a specified formulation.

        The proposed amendment would repeal Article IX of the Restated Certificate of Incorporation in its entirety. If Article IX is repealed, then under Section 203 of the Delaware General Corporation Law the holders of only a majority of outstanding voting stock would be required to approve the business combination transactions described above, subject to the following exception. If the transaction constitutes a "business combination" within the meaning of Section 203 involving a person owning 15% or more of a company's voting stock (referred to as the "interested stockholder"), then the transaction could not be completed for a period of three years after the time the person became an interested stockholder unless (1) the company's board of directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder prior to such person becoming an interested stockholder, (2) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of the company's outstanding voting stock (excluding shares owned by persons who are directors and officers of the company and shares owned by certain employee benefit plans of the company), or (3) the business combination was approved by the company's board of directors and by the affirmative vote of at least 66 2/3% of the company's outstanding voting stock not owned by the interested stockholder.

No Dissenters Rights

        No dissenters rights are available under the Delaware General Corporation Law or under our Restated Certificate of Incorporation or bylaws to any stockholder who dissents from this Proposal No. 1.

No planned transaction

        The proposed amendment to repeal Article IX of the Restated Certificate of Incorporation is not in contemplation of or designed to facilitate any transaction currently contemplated by the Company or the Board of Directors. The proposed amendment is solely designed to provide the Company with greater flexibility in contemplating and negotiating future transactions.

Votes Required for Approval of Proposal No. 1

        The affirmative vote of at least 66 and 2/3% of all of the shares entitled to vote, and at least 51% of the votes of all of the shares entitled to vote and that are NOT owned by a Related Person or an affiliate or associate of a Related Person, will be required for approval. A "Related Person" is defined by our Restated Certificate of Incorporation to mean any individual, corporation, partnership or other person or entity which, together with its "affiliates" and "associates," "beneficially" owns (as those terms are defined in the Securities Exchange Act of 1934 and in the rules thereunder), in the aggregate, 15% or more of the outstanding shares entitled to vote in the election of directors, and any "affiliate" or "associate" of any such individual, corporation, partnership or other person or entity.

        A properly executed proxy marked "ABSTAIN" with respect to this proposal will be counted for purposes of determining whether there is a quorum, and will have the effect of a vote against the approval of this proposal.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE ARTICLE IX, WHICH PROHIBITS THE COMPANY FROM ENTERING INTO TRANSACTIONS WITH CERTAIN LARGE STOCKHOLDERS WITHOUT THE APPROVAL OF STOCKHOLDERS HOLDING AT LEAST TWO-THIRDS OF THE VOTING POWER OF THE OUTSTANDING SHARES.

PROPOSAL NO. 2—ELECTION OF DIRECTORS

        The Board of Directors currently has nine members, all of whom are nominees for director this year. These nominees are: Curtis Lee Smith, Jr., Mark A. Miller, Alwaleed Aldryaan (to be voted upon solely by holders of the Series B Convertible Preferred Stock), William H. Heller, Donald W. Hughes (to be voted upon solely by holders of the Series B Convertible Preferred Stock), Arnold M. Jacob (to be voted upon solely by holders of the Series C Convertible Preferred Stock), Robert H. Orley (to be voted upon solely by holders of the Series C Convertible Preferred Stock), Richard L. Osborne and David L. Warnock (to be voted upon solely by holders of the Series B Convertible Preferred Stock).

        Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by the Board of Directors. Alternatively, the Board of Directors may decide to reduce the number of directors.

        The following is certain information with respect to the nine individuals currently serving as members of the Board of Directors who are also all nominees for director this year.

        The Board of Directors Recommends That You Vote "FOR" Each of the Following Director Nominees, All of Whom are Incumbent Directors:

        Curtis Lee Smith, Jr., 79, has served as the Company's Chairman of the Board and as a Director since July 1986, and had the additional titles and duties of President from August 1989 through July 1992 and Chief Executive Officer from July 1986 to August 1999. Mr. Smith served as President of National Copper & Smelting Co., a Cleveland, Ohio—based manufacturer and distributor of copper products, from 1962 to 1985, and as President of NCS Holdings Corporation, a Cleveland, Ohio—based holding company which operated a copper tubing importing and fabricating business, from 1985 to 1988.

        Mark A. Miller, 59, has served as President and Chief Executive Officer of the Company since July 2006. From 2000 to 2006, Mr. Miller served as Group Executive Vice President for the Americas for Right Management, a career transition and organizational consulting services provider, where he was responsible for business in the Americas. Prior to joining Right Management, Mr. Miller served as Chairman and CEO of Signature Care Networks from 1994 to 2000, a consolidated surgical practice management company that he co-founded. From 1988 through 1994, Mr. Miller held a number of executive positions at Nutri/System, a consumer weight loss business. Prior to joining Nutri/System, Mr. Miller served as a division manager for PepsiCo.

        Alwaleed Aldryaan, 47, was elected to the Company's Board of Directors in July 2006. Mr. Aldryaan serves as President of Alkhaleej Training and Education Corporation, or Alkhaleej. He served in various computer operations positions with the Saudi government until 1993, when he and four other individuals formed Alkhaleej. Alkhaleej became a New Horizons franchisee in 1994 and now operates 32 centers in Saudi Arabia and sub-franchises 11 others in the region.

        William H. Heller, 68, was formerly a partner with the public accounting firm of KPMG Peat Marwick LLP from February 1971 until December 1991 and currently manages his own asset management firm, William H. Heller & Associates. He was elected as a director on July 1, 1992. Mr. Heller also serves as a director of Ohio Savings Financial Corporation, a Cleveland, Ohio-based savings and loan holding company. Mr. Heller has served as a member of the Company's Audit Committee and Compensation Committee during the term of his directorship. He is currently Chairman of the Audit Committee.

        Donald W. Hughes, 56, was elected to the Company's Board of Directors in July 2006. Mr. Hughes is a Managing Member and the Chief Financial Officer of Camden Partners Holdings, LLC. He is also a principal of Cahill, Warnock & Company, LLC where he holds similar positions. Prior to joining Camden Partners in 1997, Mr. Hughes served as Chief Financial Officer of Capstone Pharmacy Services, Inc., a public, small-cap institutional pharmacy services provider from December 1995. He previously spent 11 years as Executive Vice President and Chief Financial Officer of Broventure Company, Inc., a closely held investment company and 12 years in the audit division of Arthur Andersen LLP. Mr. Hughes has served on the boards of several public and private companies and presently serves on the Boards of Questar Assessment, Inc. and The Maryland Food Bank. Mr. Hughes is a Certified Public Accountant.

        Arnold M. Jacob, 54, who was elected to the Company's Board of Directors in November 2007, is a principal of ATMF Realty and Equity Corporation in Bloomfield Hills, Michigan, a company that invests in real estate and business ventures. In addition to developing some five million square feet of commercial real estate, ATMF and its affiliates own interests in businesses including companies that distribute garden and seed products, manufacture ice cream making equipment, operate inner-city movie theaters, manufacture sausage for major grocery chains and publish weekly newspapers. Through an affiliate, ATMF Renewable Energy, LLC, the company has recently invested in NextDiesel™, a biodiesel producer in Adrian, Michigan.

        Robert H. Orley, 51, who was elected to the Company's Board of Directors in November 2007, is Vice President and a director of Real Estate Interests Group, Inc. in Bloomfield Hills, Michigan. Real Estate Interests Group, Inc. is a real estate development and management company. Mr. Orley also serves as a director of Mackinac Financial Corporation, a bank holding company, is Chairman and CEO of RheTech, Inc, a plastics compounder, and a founding Board Member of Telemus Capital Partners, a financial advisory and private equity firm of Michigan.

        Richard L. Osborne, 69, was elected to the Company's Board of Directors in January 1989. Currently a Professor of Management Practice, he served as the Executive Dean of the Weatherhead School of Management, Case Western Reserve University, Cleveland, Ohio, from 1971 to 1999. Mr. Osborne serves on the Board of Directors of AmTrust Financial Corp, a Cleveland, Ohio—based bank holding company, and Myers Industries, Inc., an Akron, Ohio—based manufacturer of plastic and rubber parts for the automotive and other industries. Mr. Osborne has served as a member of the Company's Compensation Committee, Audit Committee and Governance Committee during the term of his directorship. He is currently Chairman of the Governance Committee.

        David L. Warnock, 49, was elected to the Company's Board of Directors in February 2005. Mr. Warnock is a founding member of Camden Partners Holdings, LLC (and its predecessor Cahill, Warnock & Company, LLC) an asset management firm established to make private equity investments. Prior to founding Camden Partners Holdings, LLC in 1995, Mr. Warnock had been employed from 1983 through 1995 at T. Rowe Price Associates. He was the President of T. Rowe Price Strategic Partners and T. Rowe Price Strategic Partners II, private equity partnerships. Mr. Warnock was also an Executive Vice President of the T. Rowe Price New Horizons Fund. Mr. Warnock serves on the Boards of Nobel Learning Communities, Inc., Questar Assessment, Inc., National Alliance to End Homelessness and the Calvert School. Mr. Warnock is Chairman of the Boards of Calvert Education Services and the Center for Fathers, Families and Workforce Development. Mr. Warnock is a Chartered Financial Analyst.

Executive Officers

        The following table sets forth the name, age, and position of each person who was serving as an executive officer as of December 31, 2007.

Name	Age	Position
Mark A. Miller	59	President, Chief Executive Officer and Director
Charles J. Mallon	51	Executive Vice President Finance and Administration and Chief Financial Officer
Timothy A. Kleczka	47	Senior Vice President of Operations

        Set forth below is biographical information about our executive officers, except for Mr. Miller, whose biographical information is provided above. The executive officers are elected or appointed by the Board of Directors to serve until election or appointment and qualification of their successors or their earlier death, resignation or removal.

        Charles J. Mallon joined the Company in February 2007 as Executive Vice President of Finance and Administration and assumed the title of Chief Financial Officer in August 2007 upon the departure of Charles M. Caporale. Mr. Mallon was with Right Management Consultants, Inc. from October 1996 through November 2006, where he served as Senior Vice President of Financial Operations until being promoted in September 1999 to the role of Executive Vice President & Chief Financial Officer. Right Management Consultants, Inc. is a global provider of career transition and organizational consulting services. From October 1990 through October 1996, Mr. Mallon served as Senior Vice President & Chief Financial Officer of ACS Enterprises, Inc., a publicly traded wireless cable television provider. Prior to ACS Enterprises, Inc, Mr. Mallon spent twelve years in the Audit division of Ernst & Young. Mr. Mallon is a Certified Public Accountant.

        Timothy A. Kleczka has been with the Company since 1994. He was promoted to Senior Vice President of Operations (Worldwide) in November 2006. Prior to his recent promotion he served as Senior Vice President of our subsidiary New Horizons Computer Learning Centers EMEA, LLC, or EMEA. He joined EMEA in 1998 as Director of Franchise Support and was promoted to Vice President of New Horizons and Vice President of EMEA in 1999. Prior to that, Mr. Kleczka served as the General Manager of New Horizons Auckland, New Zealand from 1996 to 1998. He started his career with New Horizons at the company's original location in Santa Ana, California from 1994 to 1996, where he served as Vice President of Sales and Marketing. Mr. Kleczka is a United States Marine Corps veteran, a graduate of the Naval Air Traffic Control Academy, Memphis, Tennessee and a Certified Franchise Executive (CFE).

Board of Directors and Committee Meetings

        There are no family relationships among New Horizon's officers and directors.

        During the fiscal year ended December 31, 2007, the Board of Directors held a total of 11 meetings. Each member of the Board of Directors attended more than 75% of the meetings of the Board of Directors and of the committees of which he was a member.

        The following directors are independent within the meaning of NASDAQ Rule 4200(a)(15): William H. Heller and Richard L. Osborne. The remaining directors would not be considered "independent" under such listing standards for various reasons. Though the majority of the Company's Board of Directors is not composed of "independent" directors, the majority of its Board of Directors is composed of non-management directors. The non-management directors reasonably believe that they are able to provide independent judgment on behalf of the Company.

        The Board of Directors has constituted a Governance Committee, a Compensation Committee, an Audit Committee and a Products and Services Committee.

        The Governance Committee met on 2 occasions in 2007 and operates under a charter approved by the Board of Directors. The Governance Committee is responsible for (i) identifying individuals qualified to become directors and selecting director nominees or recommending nominees to the Board of Directors for nomination, (ii) recommending nominees for appointment to committees of the Board of Directors, (iii) developing and recommending charters of committees of the Board of Directors and (iv) overseeing the corporate governance of New Horizons Worldwide and, as deemed necessary or desirable from time to time, developing and recommending corporate governance policies to the Board of Directors. The Governance Committee currently consists of Richard L. Osborne (Chairman), Curtis Lee Smith, Jr. and Alwaleed Aldryaan. A copy of the charter of the Governance Committee is posted and available on the Corporate Governance link of the "About Us" section of the New Horizon's website, www.newhorizons.com. Information on our website is not incorporated by reference in this report.

        The Compensation Committee met on 2 occasions in 2007 and operates under a charter approved by the Board of Directors, and is responsible for (i) determining or recommending to the Board of Directors the compensation of the Chief Executive Officer and each other executive officer or any other officer who reports directly to the Chief Executive Officer based on the performance of each officer, (ii) making recommendations to the Board of Directors regarding stock option and purchase plans and other equity compensation arrangements and (iii) preparing reports regarding executive compensation for disclosure in New Horizons Worldwide proxy statements or as otherwise required by applicable laws. The Compensation Committee currently consists of David L. Warnock (Chairman), Curtis Lee Smith, Jr. and Richard L. Osborne, none of whom is a member of Company management. A copy of the Compensation Committee charter is posted and available on the Corporate Governance link of the "About Us" section of the New Horizon's website, www.newhorizons.com. Information on our website is not incorporated by reference in this report.

        The Audit Committee operates under a charter approved by the Board of Directors. The Audit Committee's primary responsibilities are to (i) oversee New Horizons accounting and financial reporting policies, processes, practices and internal controls, (ii) appoint, compensate and oversee the independent registered public accounting firm, (iii) review the quality and objectivity of New Horizons Worldwide independent audit and financial statements and (iv) act as liaison between the Board of Directors and the independent registered public accounting firm. The Audit Committee currently consists of William H. Heller (Chairman), Donald W. Hughes and Arnold M. Jacob and met on 7 occasions in 2007. Though only Mr. Heller technically meets the definition of "independence" under the Sarbanes-Oxley Act, the Board of Directors has determined that no member of the Audit Committee has a relationship with the Company that is reasonably likely to interfere with the Audit Committee's ability to perform its functions. The Board of Directors believes that each member of the Audit Committee is financially literate and is qualified to serve on the Audit Committee. The Board of Directors further believes that Mr. Hughes qualifies as a "financial expert" on the basis of his business background and experience as he is a Certified Public Accountant and has served as the chief financial officer of several companies including his current employer, Camden Partners. The Board of Directors has also determined that Mr. Hughes will be able to exercise independent judgment and to perform his Audit Committee responsibilities in a fair and impartial manner. Accordingly, the Board of Directors has determined that the best interests of the Company require that Mr. Hughes remain as a member of the Audit Committee and be deemed to be the Audit Committee's financial expert. A copy of the Audit Committee charter is posted and available on the Corporate Governance link of the "About Us" section of the New Horizons website, www.newhorizons.com. Information on our website is not incorporated by reference in this report.

        The Products and Services Committee, formed on December 11, 2006, met on 1 occasion in 2007 and operates under a charter approved by the Board of Directors. The Products and Services Committee is responsible for (i) evaluating existing and future products and services available to the

Company, its customers and its franchisees, (ii) identifying opportunities either through implementing existing ideas and/or products or acquiring new products, (iii) working with the Company's Franchise Advisory Council and selected franchisees to create added value to the franchise network, (iv) creating strategic partnerships with the major IT vendors, (v) working with senior management and the Company's products department to develop policies and procedures governing the implementation of new products, (vi) evaluating periodic reports from the Company's products department regarding new products and services and (vii) advising the Board of Directors regarding the major products and services being reviewed and implemented. The Products and Services Committee consists of Alwaleed Aldryaan (Chairman), David L. Warnock, Robert Orley and Mark A. Miller. Shane Kim, an employee of Camden Partners Holdings, LLC, is typically invited to participate in the Products and Services Committee's deliberations as an observer.

 EXECUTIVE COMPENSATION

Summary Compensation Table—2007

        The following table shows compensation earned by the Company's named executive officers for the fiscal year ended December 31, 2007:

Name and Principal Position	Year	Salary(1)		Bonus		Stock Awards $	Option Awards $		Non-Equity Incentive Plan Compensation		Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All other compensation (2)		Total

Mark A. Miller(3) President, Chief Executive Officer and Director	2007 2006	$ $	344,206 158,481	$ $	360,962 149,516	$246,400 —	$ $	78,376 22,198		— —	— —	$ $	6,000 8,308	$ $	1,035,944 338,503
Charles M. Caporale(4) Former Senior Vice President and Chief Financial Officer	2007 2006	$ $	227,980 190,191		— —	— —	$	— 9,286	$	— 56,375	— —	$	— 8,020	$ $	227,980 263,872
Charles J. Mallon(5) Chief Financial Officer	2007		$240,923		$135,000	$92,400		$11,323		—	—		—		$479,646
Timothy E. Kleczka Senior Vice President—Operations	2007 2006	$ $	275,549 215,221	$ $	122,500 24,273	$92,400 —	$	— 3,058	$	— 34,353	— —	$ $	129,340 355	$ $	619,789 277,260

(1)
Salary adjustments for our named executive officers are reviewed by the Compensation Committee on an annual basis.

(2)
No named executive officer received perquisites or other personal benefits having a value exceeding the lesser of (i) 10% of such executive's salary and bonus for 2007 and 2006 or (ii) $10,000.

(3)
Mr. Miller started as President and Chief Executive Officer on July 5, 2006 at an annual salary of $335,000. The amount for 2006 represents the pro-rata share of his annual salary. Mr. Miller was guaranteed a minimum bonus of $75,000 at the end of 2006, which he was paid in February 2007.

(4)
Mr. Caporale resigned as Senior Vice President and Chief Financial Officer of the Company on August 10, 2007. Mr. Caporale received a severance package which included twelve months of salary continuation ($107,500) and vesting of 50,000 options.

(5)
Mr. Mallon joined the Company on February 1, 2007 as Executive Vice President of Finance and Administration and assumed the title of Chief Financial Officer on August 10, 2007 upon the departure of Mr. Caporale. Mr. Mallon receives an annual salary of $270,000. He was entitled to participate in the Company's annual cash bonus program for 2007, with a target bonus of 50% of his annual salary. In addition, Mr. Mallon received options to purchase 50,000 shares of the Company's common stock. The amounts for 2007 represent the pro-rata share of his annual compensation.

 Outstanding Equity Awards at Fiscal Year End—2007

        The following table provides details regarding outstanding equity awards for our named executive officers as of December 31, 2007.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable (1)	Number of Securities Underlying Unexercised Options # Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested
Mark A. Miller President and Chief Executive Officer and Director	87,667	175,333 175,334 240,000			$1.50 0.80 1.53	7/5/2016 7/5/2016 8/23/2017	255,000	$433,500
Charles M. Caporale(4) Former Senior Vice President and Chief Financial Officer	—	—	—		—	—	—	—	—	—
Charles J. Mallon Executive Vice President of Finance and Administration	—	50,000			$1.07	2/1/2017	30,000	$51,000
Timothy A. Kleczka Senior Vice President -Operations	3,000 5,000 2,500 20,000 15,000 20,000	- - - - - 40,000		$ $ $ $ $ $	10.93 6.91 5.79 3.85 0.67 1.10	1/14/2009 8/16/2012 1/2/2014 1/18/2015 1/13/2016 12/26/2016	30,000	$51,000

(1)
On December 12, 2005, the Board of Directors of the Company, upon the recommendation of the Board's Compensation Committee, approved the acceleration of the vesting of all outstanding stock options held by employees and named executive officers that were unvested.

(2)
Options granted in January and February 2006 vest in one year. Options granted in July and December 2006 and February and August 2007 vest ratably over a three-year period.

(3)
The stock awards represent remaining unvested restricted stock from previous stock awards. The following portions of these restricted stock awards vested during 2007: 255,000 shares for Mr. Miller and 30,000 shares each for Mr. Mallon and Mr. Kleczka.

(4)
On September 18, 2007, Mr. Caporale exercised 50,000 stock options that were granted in February 2006. Mr. Caporale also had 15,000 of options that were granted to him in 2006 that expired voluntarily due to his resignation from the Company.

Potential Payments Upon Termination or Change-in-Control

Employment Agreement with Mark A. Miller

        On July 5, 2006 the Company entered into an employment agreement with Mark A. Miller (the "Employment Agreement") to serve as the Company's President and Chief Executive Officer.

        Pursuant to the terms of the Employment Agreement, in the event that the Company terminates Mr. Miller's employment without Cause, or Mr. Miller resigns for Good Reason (each as defined in the Employment Agreement), the Company will continue to pay Mr. Miller's salary for a period of twelve months. Mr. Miller's current annual salary is $335,000. Upon a Change of Control (as defined in the Employment Agreement), Mr. Miller may elect to terminate his employment, in which case he will receive (i) a lump sum payment equal to twelve months salary and an amount equal to the most currently paid annual performance bonus, if the total consideration paid in connection with the transaction, or the fair market value of the Company at the time of the Change of Control due to a majority change in the Board of Directors, is less than $25 million or (ii) a lump sum equal to twenty-four months salary and an amount equal to the two most currently paid annual performance bonuses, if the total consideration paid in connection with the transaction, or the fair market value of the Company at the time of the Change of Control due to a majority change in the Board of Directors, is equal to or greater than $25 million. In the event of a Change of Control, regardless of consideration paid or fair market value of the Company at that time, the Company will provide Mr. Miller with career transition services, in an amount not to exceed $25,000.

Caporale Agreement

        On February 6, 2006, the Company entered into an agreement with Charles Caporale, which sets forth the principal terms of Mr. Caporale's employment as Senior Vice President and Chief Financial Officer of the Company (the "Caporale Agreement"). The Caporale Agreement provides for six months severance based on a salary of $215,000 in the event Mr. Caporale is terminated without cause. Mr. Caporale resigned as Senior Vice President and Chief Financial Officer of the Company on August 10, 2007. Mr. Caporale received a severance package which included six months of salary continuation ($107,500) and vesting of 50,000 options.

DIRECTOR COMPENSATION

Director Compensation—2007

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Alwaleed Aldryann	$27,500	—	—	—	—	$18,750	$46,250
William H. Heller	$59,375	—	—	—	—	$16,875	$76,250
Camden Partners Holdings, LLC (1)	$60,000	—	—	—	—	$45,000	$105,000
Arnold M. Jacob	$15,000	—	—	—	—	—	$15,000
David A. Goldfinger	$20,000	—	—	—	—	—	$20,000
Robert H. Orley	$12,500	—	—	—	—	—	$12,500
Richard L. Osborne	$37,500	—	—	—	—	$15,000	$52,500
Curtis Lee Smith, Jr.	$30,000	—	—	—	—	$18,750	$48,750
Stuart O. Smith	$12,500	—	—	—	—	—	$12,500

(1)
Directors fees for David L. Warnock and Donald Hughes were paid to Camden Partners Holdings, LLC at the instruction of both Mr. Warnock and Mr. Hughes.

(2)
The other compensation is company stock given to the directors in lieu of payment of director fees in 2007

        Directors are entitled to an annual fee of $25,000 plus $5,000 for each committee membership. In addition, committee members are entitled to additional fees for services as committee members, as follows: Chair of Audit Committee: $5,000; Chair of Other Committees; $2,500. Mr. Miller, the Company's Chief Executive Officer, is not included in this table as he is an employee and receives no additional compensation for his services as a director.

        The Board of Directors approved certain changes to the compensation structure effective on January 1, 2008. Specifically, at the Company's August 24, 2007 meeting, Mr. Warnock, on behalf of the Compensation Committee, presented to the full Board of Directors an analysis he had prepared of comparable Board of Directors compensation amounts. The data was obtained from a study by the National Association of Corporate Directors and additional information Mr. Warnock had accumulated recently in his role as a member of other Boards of Directors and Compensation Committees. Based on Mr. Warnock's recommendation, the Board of Directors adopted the following compensation levels, effective beginning January 1, 2008:

Annual cash retainer	$25,000
Annual cash committee fee	$5,000
Annual cash committee Chair fee—Audit Committee	$5,000
Annual cash committee Chair fee—Other Committees	$2,500
Annual equity compensation	15,000 shares

        The restricted shares will vest 100% at one year from date of grant. All cash fees will be paid quarterly.

        In addition, the Compensation Committee recommended that each director be required to hold shares directly or beneficially with a then-market value equal to one times their cash retainer by the end of 2008 and at the end of each year thereafter.

 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The number of shares of common stock beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any common stock shares as to which the individual or entity has sole or shared voting power or investment power and includes any common stock shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of March 14, 2008, through the exercise of any warrant, stock option or other right, including the right to convert outstanding shares of our preferred stock into common stock. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of our common stock underlying options and warrants that are exercisable within 60 days of March 14, 2008, and including that person's right to convert outstanding shares of our preferred stock into common stock, are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The following table is based on 11,605,269 shares of common stock outstanding as of March 14, 2008. Unless otherwise indicated, the address of all individual and entities listed below is 1900 S. State College Blvd, Suite 650, Anaheim, CA 92806.

        The following table sets forth information with respect to common stock owned on March 14, 2008, unless otherwise noted, by each person known by the Company to own beneficially more than 5% of the Company's outstanding common stock at such date, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby. The table also lists beneficial ownership of common stock by each of the Company's directors and each named executive officer included in the summary compensation table set forth above and all directors and named executive officers as a group. Unless indicated otherwise, the address of each director and named executive officer is 1900 S. State College Blvd., Suite 650, Anaheim, California 92806:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
Mark A. Miller (President, Chief Executive Officer and Director) (1)	904,403	7.7%
Charles M. Caporale (Former Senior Vice President and Chief Financial Officer)	17,000	*
Charles J. Mallon (Executive Vice President Finance and Administration and Chief Financial Officer) (2)	86,667	*
Timothy A. Kleczka (Senior Vice President of Operations) (3)	125,500	1.1%
Curtis Lee Smith, Jr. (Chairman of the Board) (4)	935,051	8.1%
Alwaleed Aldryaan (Director) (5)	2,446,489	17.4%
William H. Heller (Director) (6)	59,779	*
Donald W. Hughes (Director) (7)	5,219,039	31.0%

Arnold M. Jacob (Director) (8)	3,089,996	22.1%
Robert H. Orley (Director) (9)	2,499,996	17.9%
Richard L. Osborne (Director) (10)	53,136	*
David L. Warnock (Director) (7)	5,229,039	31.1%
Camden Partners Strategic III, LLC 500 East Pratt Street, Suite 1200, Baltimore, MD 21202 (7)	5,204,334	31.0%
NH Investment LLC (NHI) 40900 Woodward Ave., Suite 130, Bloomfield Hills, MI 48304 (9)	2,399,996	17.1%
ATMF New Horizons, LLC 6735 Telegraph Road, Suite 110, Bloomfield Hills, Michigan 48301 (8)	2,399,996	17.1%
Ingalls & Snyder LLC 61 Broadway, New York, NY 10006 (11)	1,078,500	9.3%
Utopia Funds 111 Cass Street, Traverse City, MI 49684 (12)	1,066,672	8.4%
Stuart O. Smith (13)	1,012,438	8.7%
George S. Rich 904 S. Broadway, Baltimore, MD 21231 (14)	950,455	7.6%
Financial & Investment Management Group, Ltd. 111 Cass Street, Traverse City, MI 49684 (15)	692,613	6.0%
Henry Investment Trust 255 South 17th Street, Suite 2608, Philadelphia, PA 19103 (16)	668,000	5.8%
Thomas J. Bresnan (17)	599,481	5.2%
All Directors and Executive Officers as a Group (12 persons) (18)	15,480,056	63.5%

*
Indicates beneficial ownership of less than 1%.

(1)
Mr. Miller's ownership figure includes 87,667 shares of common stock which may be acquired upon the exercise of immediately exercisable stock options. Mr. Miller's ownership of 590,668 options not exercisable within 60 days of March 14, 2008 is excluded from the table above.

(2)
Mr. Mallon's ownership figure includes 16,667 shares of common stock which may be acquired upon the exercise of immediately exercisable stock options. Mr. Mallon's ownership of 33,333 options not exercisable within 60 days of March 14, 2008 is excluded from the table above.

(3)
Mr. Kleczka's ownership figure includes 65,500 shares of common stock which may be acquired upon the exercise of immediately exercisable stock options. Mr. Kleczka's ownership of 40,000 options not exercisable within 60 days of March 14, 2008 is excluded from the table above.

(4)
These shares are owned directly by the Declaration of Trust of Curtis Lee Smith, Jr., of which Mr. Curtis Lee Smith, Jr., is settlor and trustee.

(5)
Mr. Aldryaan's ownership figure includes 1,900,910 shares of common stock which may be acquired upon the exercise of warrants received as part of the $4,000,000 Credit Agreement with the Company. His ownership figure also includes 88,889 shares of common stock which may be acquired upon the exercise of warrants and 444,447 shares of common stock which may be acquired upon the conversion of 14,337 shares of Series C Preferred Stock issued to Alkhaleej Training and Education Corporation, of which Mr. Aldryaan is the Chief Executive Officer.

(6)
Mr. Heller's ownership figure includes 40,000 shares which may be acquired upon the exercise of immediately exercisable stock options.

(7)
Mr. Hughes and Mr. Warnock are managing members of Camden Partners Strategic III, LLC ("CPS III") which is the sole general partner of the Camden Partners Strategic Fund III, L.P. ("Fund III") and Camden Partner Strategic Fund III-A, L.P. ("Fund III-A" and together with "Fund III", the "Funds"). Collectively, the Funds hold warrants exercisable into 950,455 shares of common stock and 174,693 shares of Series B Preferred Stock (the "Series B Shares") convertible into 4,253,879 shares of common stock. Fund III holds warrants exercisable into 912,436 shares of common stock and 167,723 Series B Shares convertible into 4,084,156 shares of common stock and Fund III-A holds warrants exercisable into 38,019 shares of common stock and 6,970 Series B Shares convertible into 169,724 shares of common stock. Based solely on information in a Schedule 13-D/A filed with the SEC dated February 14, 2008, because of their relationship as affiliated entities, each of the Funds may be deemed to own beneficially the securities held of record by the other. Additionally, as the sole general partner of the Funds, CPS III may be deemed to own beneficially the securities held of record by each of the Funds, and the managing members of CPS III may be deemed to own beneficially the securities held of record by each of the Funds. Mr. Hughes' and Mr. Warnock's respective beneficial ownership figures include the shares held by the Funds although both disclaim beneficial ownership of the securities held by the Funds. Mr. Hughes' and Mr. Warnock's respective beneficial ownership figures each include 14,705 shares of common stock issued as payment for director to Camden Partners Holdings, LLC, of which Mr. Hughes is the Chief Financial Officer and Mr. Warnock is a Managing Partner. Mr. Warnock's beneficial ownership figure also includes of 10,000 shares of common stock which may be acquired upon the exercise of immediately exercisable stock options.

(8)
Based solely on a Schedule 13-D filed with the SEC on July 12, 2007, Mr. Jacob is the beneficial owner of 690,000 shares of common stock, over which he has sole disposition power, and, pursuant to the terms of a voting agreement, shared voting power with Mr. Orley. These 690,000 shares of common stock are included in the beneficial ownership number of Mr. Jacob. ATMF New Horizons, LLC ("ATMF") is the record owner of 64,516 shares of Series C Preferred Stock, which are convertible into 1,999,996 shares of common stock. Mr. Jacob, as managing member of ATMF, has shared disposition power and shared voting power with ATMF with respect to these shares of Series C Preferred Stock and, pursuant to the terms of a voting agreement, shared voting power with Mr. Orley with respect to these shares. ATMF is the record owner of warrants exercisable into 400,000 shares of common stock. These warrants are immediately exercisable for an exercise price of $0.75 per share until July 3, 2012, except that such warrants may not be exercised for a period beginning January 1, 2010 through April 4, 2012 and are subject to certain cancellation provisions during this period in the event of a predetermined increase in the market price of the common stock, as further described in the form of such warrant. The shares of Series C Preferred Stock and the shares of common stock underlying the warrants held by ATMF are included in the beneficial ownership figure of Mr. Jacob.

(9)
Mr. Orley is the joint beneficial owner with his wife of 100,000 shares of common stock, over which he has shared disposition and voting power with his wife and, pursuant to the terms of a voting agreement, shared voting power with Mr. Jacob. Based solely on a Schedule 13-D filed with the SEC on July 12, 2007, Mr. Orley is the President, Secretary and Treasurer of NH Manager, Inc. ("NH Manager"). NH Manager is the sole manager of NH Investment LLC (NHI). NHI is the record owner of 64,516 shares of Series C Preferred Stock, which are convertible into 1,999,996 shares of common stock. NH Manager, as sole manager of NHI, and Mr. Orley, as President of NH Manager, have shared disposition power and shared voting power with respect to these shares of Series C Preferred Stock. Pursuant to the terms of a voting agreement, Mr. Orley also has shared voting power with Mr. Jacob with respect to these shares. NHI is the record owner of warrants exercisable into 400,000 shares of common stock. Such warrants are immediately exercisable at the exercise price of $0.75 per share until July 3, 2012, except that such warrants may not be exercised for a period beginning January 1, 2010 until April 3, 2012 and are subject to certain cancellation provisions during the non-exercise period in the event of a predetermined increase in the market price of the common stock, as further described in the form of such warrant. NH Manager, as sole manager of NHI, and Mr. Orley, as President of NH Manager, have shared disposition power of these warrants and shared voting and disposition power over the shares of common stock underlying such warrants. The shares of Series C Preferred Stock and the shares of common stock underlying the warrants held by NHI are included in the beneficial ownership figure of Mr. Orley.

(10)
Mr. Osborne's beneficial ownership figure includes 43,333 shares which may be acquired upon the exercise of immediately exercisable stock options.

(11)
Based solely upon information in a Schedule 13-G filed with the SEC dated February 8, 2008, Ingalls & Synder LLC has authority and responsibility for investment, voting and disposition decisions for 1,078,500 shares of common stock, which aggregate number includes 873,500 shares of common stock owned by Underhill Partners LP.

(12)
Represents an aggregate number of Series C Preferred Stock and warrants to purchase common stock issued in 2007 as follows: (i) Utopia Growth Fund holds warrants to purchase 71,111 shares of common stock and 11,470 shares of Series C Preferred Stock convertible into 355,570 shares of common stock; (ii) Utopia Core Fund holds warrants to purchase 53,333 shares of common stock and 8,602 shares of Series C Preferred Stock convertible into 266,662 shares of common stock; (iii) Utopia Core Conservative Fund holds warrants to purchase 35,556 shares of common stock and 5,735 shares of Series C Preferred Stock convertible into 177,785 shares of common stock; and (iv) Utopia Yield Income Fund holds warrants to purchase 17,778 shares of common stock and 2,867 shares of Series C Preferred Stock convertible into 88,877 shares of common stock.

(13)
These shares are owned directly by the Declaration of Trust of Stuart O. Smith, of which Mr. Stuart O. Smith is settlor and trustee.

(14)
Mr. Rich's beneficial ownership figures represents common stock underlying warrants received as part of a $4,000,000 Credit Agreement with the Company.

(15)
Based solely upon information in a Schedule 13-G filed with the SEC dated January 29, 2008, Financial & Investment Management Group, Ltd ("FIMG") has shared voting and dispositive power of these shares. FIMG is a registered investment advisor managing individual client accounts. All shares are owned by these individual clients. Because of this, FIMG disclaims beneficial ownership.

(16)
Based solely upon information in a Schedule 13-G filed with the SEC dated February 8, 2008, David W. Wright has authority and responsibility for investment, voting and disposition decisions for Henry Investment Trust.

(17)
Based solely upon information in a Schedule 13-G filed with the SEC dated February 6, 2004, Thomas J. Bresnan has sole voting and dispositive power of these shares.

(18)
The ownership figure of directors and named executive officers as a group includes 324,834 shares, which may be acquired upon the exercise of immediately exercisable stock options, 174,693 shares of Series B Preferred Stock convertible into 4,253,879 shares of common stock, 143,369 shares of Series C Preferred Stock convertible into 4,444,439 shares of common stock, and warrants exercisable into 3,740,254 shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

        Section 16(a) of the Exchange Act requires the Company's named executive officers, directors and persons who own 10% or more of the Company's common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Named executive officers, directors and 10% or greater stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

        Based solely on our review of the copies of Forms 3, 4, and 5 furnished to us, or written representations from certain reporting persons that no Forms 3, 4, or 5 were required to be filed by such persons, we believe that all of our executive officers, directors, and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them during 2006; however, in 2007, (i) Curtis Lee Smith, Jr.'s report regarding a common stock grant for director's fees was filed late, (ii) William H. Heller's report regarding a common stock grant for director's fees was filed late, (iii) Richard L. Osborne's report regarding a common stock grant for director's fees was filed late, (iv) Stuart O. Smith's report regarding a gifting of shares of common stock was filed late, and (v) Alwaleed Aldryaan has not yet filed any reports.

REPORT OF THE AUDIT COMMITTEE

        As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's outside auditors all financial statements prior to their issuance. Management advised the Audit Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee also discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures made to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

        Taking all of these reviews and discussions into account, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

                      Audit Committee

                      William H. Heller (Chairman)
                      Donald W. Hughes
                      Arnold M. Jacob

STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

        Stockholders may send communications to the Board of Directors in writing, addressed to the full Board of Directors, individual directors or a specific committee of the Board of Directors, care of Gregory E. Marsella, Secretary, New Horizons Worldwide, Inc., 1900 S. State College Blvd., Suite 650, Anaheim, California 92806. In general, all stockholder communications sent to our secretary for forwarding to the Board of Directors, or to specified Board of Directors members, will be forwarded in accordance with the sender's instructions. However, our secretary reserves the right to not forward to Board of Directors members any abusive, threatening or otherwise inappropriate materials.

DISCLOSURE RELATED TO INDEPENDENT AUDITORS

        Squar, Milner, Peterson, Miranda & Williamson, LLP audited New Horizons Worldwide's consolidated financial statements for the year ended December 31, 2007 and 2006.

2007 and 2006 Summary of Fees Paid to Independent Registered Public Accounting Firm

        The Company retained Grant Thornton LLP ("Grant Thornton") as its auditors for its 2003 fiscal year following the resignation of Deloitte & Touche. The engagement of Grant Thornton was approved by the Audit Committee of the Board of Directors and affirmed by the entire Board of Directors.

        As previously disclosed in a Current Report on Form 8-K dated July 21, 2005, during the course of their audit of the financial statements for the year ended December 31, 2004, Grant Thornton advised the Company that due to their identification of material weaknesses in the systems of internal control, the scope of their work would need to be expanded significantly in order to complete the audit and render an auditors' report for 2004. Subsequently, as disclosed in an amended Current Report on Form 8-K dated October 3, 2005, Grant Thornton advised the Company that even after expanding the scope of their work, they were unable to complete the audit for 2004 and were terminating the client-auditor relationship.

        Following the resignation of Grant Thornton, the Audit Committee engaged Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") to perform the audit for the year ended December 31, 2004. During the course of their audit of 2004, Squar Milner and the Company identified a number of adjustments that required the Company to restate the previously issued audited financial statements for the year ended December 31, 2003 and unaudited interim financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The 2003 unaudited financial results have been restated and filed on a Current Report on Form 8-K dated November 6, 2006. The unaudited quarterly results for the quarters ended March 31, June 30 and September 30, 2004 have been restated and filed on amended Quarterly Reports on Form 10-Q/A dated January 31, 2007.

        The 2004 audited financial results have been filed on a Current Report on Form 8-K dated November 6, 2006. The 2005 audited financial results have been filed on a Current Report on Form 8-K dated February 20, 2007. Squar Milner issued unqualified audit reports for each of these years.

Accounting Fees

        All auditing and permissible non-audit services provided by the Company's independent auditor are pre-approved by the Audit Committee in accordance with the Audit Committee Charter. Fees paid for services rendered by Squar Milner for 2007 and 2006 were as follows:

	2007	2006
Audit fees	$529,200	$2,475,000
Audit-related fees(1)	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$529,200	$2,475,000

(1)
Audit fees consisted principally of fees billed to the Company for professional services performed for the audit of consolidated financial statements for the years ended December 31, 2007, 2006 and 2005, for review of financial statements included in our Form 10-Qs, and for services generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory and regulatory filings or engagements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        As part of a severance agreement between the Company and Mr. Thomas Bresnan, the Company's prior President and Chief Executive Officer, dated February 7, 2006, the Board of Directors determined to forgive an interest-free promissory note made to Mr. Bresnan in the amount of $300,000. The note was issued in 1999 for the purpose of Mr. Bresnan relocating to California. The loan was made prior to enactment of the Sarbanes-Oxley Act, which prohibited such transactions.

        In August 2006, the Company sold 108,695 shares of common stock at $0.92 per share which represented the Pink Sheet's market price of our common stock on the date of sale. The sale was made to the Company's current Chief Executive Officer per the terms of his employment agreement dated July 5, 2006.

        Except as referenced above, no executive officer, director or nominee for director of the Company has been indebted to the Company or has acquired a material interest in any transaction to which the Company is a party, during the last fiscal year.

        Related Party Transaction Approval Policy.    Our Code of Conduct mandates that officers and directors bring promptly to the attention of our compliance officer, currently our Chief Financial Officer, any transaction or series of transactions that may result in a conflict of interest between that person and the Company. Furthermore, our Audit Committee must review and approve any "related party" transaction as defined in item 404(a) of Regulation S-K, promulgated by the SEC, before it is consummated. Following any disclosure to our compliance officer, the compliance officer will then typically review with the chairman of our Audit Committee the relevant facts disclosed by the officer or director in question. After this review, the chairman of the Audit Committee and the compliance officer determine whether the matter should be brought to the Audit Committee or the full Board of Directors for approval. In considering any such transaction, the Audit Committee or the Board of Directors, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Company to engage in the transaction, whether the terms of the transaction are arm's length and the overall fairness of the transaction to the Company. If a member of the Audit Committee or the Board of Directors is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

STOCKHOLDER NOMINATIONS FOR DIRECTORS AT NEXT ANNUAL MEETING

        The five nominees for election by holders of the Company's preferred stock are selected by the holders of the preferred stock. Nominees for election by the holders of common stock to the Board of Directors are selected by our Governance Committee. The Governance Committee seeks nominees with the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its stockholders.

        The Governance Committee will consider recommendations for nominations for election by the holders of common stock from a variety of sources, including directors, business contacts, legal counsel, community leaders and members of management. In addition, the Governance Committee will consider stockholder recommendations for director nominees that are received in a timely manner. Nominees proposed by stockholders will be considered using the same criteria and in the same manner as all other nominees. All such stockholder recommendations should be submitted in writing in care of Gregory E. Marsella, Secretary, New Horizons Worldwide, Inc., 1900 S. State College Blvd., Suite 650, Anaheim, California 92806 no later than December 5, 2008.

        Our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors. Such nominations for the 2009 annual meeting of stockholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by certified mail, return receipt requested to the Secretary, in accordance with our by-laws. Our by-laws also require that such notice contain certain additional information. Copies of our by-laws can be obtained without charge from the Secretary.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

        We encourage all of the directors to attend our annual meetings of stockholders.

OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies properly completed and returned to New Horizons Worldwide will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in the discretion of the proxy holder.

        A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: NEW HORIZONS WORLDWIDE, INC., 1900 S. STATE COLLEGE BLVD., SUITE 650, ANAHEIM, CALIFORNIA 92806, ATTENTION: INVESTOR RELATIONS.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

        Any stockholder who intends to present a proposal at the 2009 annual meeting of stockholders must deliver the proposal to the Secretary of New Horizons Worldwide at 1900 S. State College Blvd., Suite 650, Anaheim, California 92806, not later than December 5, 2008, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act.

                      BY ORDER OF THE BOARD OF DIRECTORS,

                      Gregory E. Marsella
                      Secretary
                      April 1, 2008

APPENDIX NUMBER A-1

PROXY FOR HOLDERS OF COMMON STOCK

NEW HORIZONS WORLDWIDE, INC.

1900 S. STATE COLLEGE BLVD., SUITE 650, ANAHEIM, CALIFORNIA 92806

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, a holder of shares of the Common Stock of New Horizons Worldwide, Inc. (the “Company”), hereby appoints Charles J. Mallon and Timothy A. Kleczka, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at One West Elm Street, Suite 125, Conshohocken, Pennsylvania 19428 on May 8, 2008, beginning at 8:30 a.m. local time, and at any adjournment or adjournments thereof, with respect to all shares of the Company’s Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

☒ Please mark votes as in this example.

1.                                       Approval of an amendment to the Company’s Restated Certificate of Incorporation to eliminate Article IX, which prohibits the Company from entering into transactions with certain large stockholders without the approval of stockholders holding at least two-thirds of the voting power of the outstanding shares and at least 51% of the votes of all of the shares entitled to vote that are not owned by a Related Person (as defined in the Restated Certificate of Incorporation) or an affiliate or associate of a Related Person.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.                                       The election of four directors, each to serve until his term expires and until his successor is elected and qualified or until his earlier resignation or removal.

Nominees:	(01) Curtis Lee Smith, Jr., (02) Mark A. Miller, (03) William H. Heller and (04) Richard L. Osborne

	FOR	WITHHELD

01 Curtis Lee Smith, Jr.	☐	☐

02 Mark A. Miller	☐	☐

03 William H. Heller	☐	☐

04 Richard L. Osborne	☐	☐

In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder.  If the stockholder gives no direction, the proxy will be voted “FOR” all nominees for director, “FOR” Proposal 1, and in the proxies’ discretion on any other matters to come before the meeting.

Signature:	Signature:

Title:	Title:

Date:	Date:

The undersigned hereby acknowledges receipt of the notice of Annual Meeting, the proxy statement furnished in connection therewith and the annual report to stockholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

PLEASE DATE THIS PROXY AND SIGN ABOVE exactly as your name appears on this proxy.  If more than one person owns the shares, each owner should sign.  If you are signing this proxy as an attorney, administrator, executor, guardian or trustee, please include your title.  If you are signing this proxy on behalf of a corporation, please include your title.

APPENDIX NUMBER A-2

PROXY FOR HOLDERS OF SERIES B PREFERRED STOCK

NEW HORIZONS WORLDWIDE, INC.

1900 S. STATE COLLEGE BLVD., SUITE 650, ANAHEIM, CALIFORNIA 92806

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, a holder of shares of the Common Stock of New Horizons Worldwide, Inc. (the “Company”), hereby appoints Charles J. Mallon and Timothy A. Kleczka, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at One West Elm Street, Suite 125, Conshohocken, Pennsylvania 19428 on May 8, 2008, beginning at 8:30 a.m. local time, and at any adjournment or adjournments thereof, with respect to all shares of the Company’s Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

☒ Please mark votes as in this example.

1.                                       Approval of an amendment to the Company’s Restated Certificate of Incorporation to eliminate Article IX, which prohibits the Company from entering into transactions with certain large stockholders without the approval of stockholders holding at least two-thirds of the voting power of the outstanding shares and at least 51% of the votes of all of the shares entitled to vote that are not owned by a Related Person (as defined in the Restated Certificate of Incorporation) or an affiliate or associate of a Related Person.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.                                       The election of three directors, each to serve until his term expires and until his successor is elected and qualified or until his earlier resignation or removal.

                                                                                                Nominees:             (01) Alwaleed Aldryaan, (02) Donald W. Hughes and (03) David L. Warnock

	FOR	WITHHELD

01 Alwaleed Aldryaan	☐	☐

02 Donald W. Hughes	☐	☐

03 David L. Warnock	☐	☐

In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder.  If the stockholder gives no direction, the proxy will be voted “FOR” all nominees for director, “FOR” Proposal 1, and in the proxies’ discretion on any other matters to come before the meeting.

Signature:	Signature:

Title:	Title:

Date:	Date:

The undersigned hereby acknowledges receipt of the notice of Annual Meeting, the proxy statement furnished in connection therewith and the annual report to stockholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

PLEASE DATE THIS PROXY AND SIGN ABOVE exactly as your name appears on this proxy.  If more than one person owns the shares, each owner should sign.  If you are signing this proxy as an attorney, administrator, executor, guardian or trustee, please include your title.  If you are signing this proxy on behalf of a corporation, please include your title.

APPENDIX NUMBER A-3

PROXY FOR HOLDERS OF SERIES C PREFERRED STOCK

NEW HORIZONS WORLDWIDE, INC.

1900 S. STATE COLLEGE BLVD., SUITE 650, ANAHEIM, CALIFORNIA 92806

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, a holder of shares of the Common Stock of New Horizons Worldwide, Inc. (the “Company”), hereby appoints Charles J. Mallon and Timothy A. Kleczka, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at One West Elm Street, Suite 125, Conshohocken, Pennsylvania 19428 on May 8, 2008, beginning at 8:30 a.m. local time, and at any adjournment or adjournments thereof, with respect to all shares of the Company’s Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

☒ Please mark votes as in this example.

1.                                       Approval of an amendment to the Company’s Restated Certificate of Incorporation to eliminate Article IX, which prohibits the Company from entering into transactions with certain large stockholders without the approval of stockholders holding at least two-thirds of the voting power of the outstanding shares and at least 51% of the votes of all of the shares entitled to vote that are not owned by a Related Person (as defined in the Restated Certificate of Incorporation) or an affiliate or associate of a Related Person.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.                                       The election of two directors, each to serve until his term expires and until his successor is elected and qualified or until his earlier resignation or removal.

                                                                                                Nominees:             (01) Arnold M. Jacob and (02) Robert H. Orley

	FOR	WITHHELD

01 Arnold M. Jacob	☐	☐

02 Robert H. Orley	☐	☐

In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder.  If the stockholder gives no direction, the proxy will be voted “FOR” both nominees for director, “FOR” Proposal 1, and in the proxies’ discretion on any other matters to come before the meeting.

Signature:	Signature:

Title:	Title:

Date:	Date:

The undersigned hereby acknowledges receipt of the notice of Annual Meeting, the proxy statement furnished in connection therewith and the annual report to stockholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

PLEASE DATE THIS PROXY AND SIGN ABOVE exactly as your name appears on this proxy.  If more than one person owns the shares, each owner should sign.  If you are signing this proxy as an attorney, administrator, executor, guardian or trustee, please include your title.  If you are signing this proxy on behalf of a corporation, please include your title.

QuickLinks

Notice of Annual Meeting
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
1900 S. STATE COLLEGE BLVD., SUITE 650 ANAHEIM, CALIFORNIA 92806 PROXY STATEMENT
ABOUT THE ANNUAL MEETING
PROPOSAL NO. 2—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION Summary Compensation Table—2007
Outstanding Equity Awards at Fiscal Year End—2007
DIRECTOR COMPENSATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS
DISCLOSURE RELATED TO INDEPENDENT AUDITORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER NOMINATIONS FOR DIRECTORS AT NEXT ANNUAL MEETING
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING